Summary of Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2014
Accounting Policies [Abstract]
Schedule of Net Liabilities Eliminated

Details of the net liabilities eliminated are as follows:

(US $ in thousands)
Balance Sheet captions:
Other current assets	89
Other non-current assets	—
Other current liabilities (*)	(6,321)
Other long-term liabilities (*)	(21,560)

Net Liabilities	(27,792)

(*)	The majority of the assets and liabilities not transferred to the Partnership are related to interest swap derivatives (note 6) and insurance proceeds in accordance with Contribution and Sale Agreement as of April 15, 2013 (Note 5 – Insurance Proceeds).